UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
February 22, 2006 (February 15, 2006)

THERAGENICS CORPORATION®
(Exact name of registrant as specified in charter)

Delaware	000-15443	58-1528626
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5203 Bristol Industrial Way
Buford, Georgia 30518
(Address of principal executive offices / Zip Code)

(770) 271-0233
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 5.02(b)    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 15, 2006, Earnest W. Deavenport, Jr., orally notified Theragenics Corporation (the “Company”) of his intent to not continue as a Director of the Company. As of the current date, Mr. Deavenport has been traveling and, as a result, the Company has not been able to confirm if Mr. Deavenport intends to resign prior to the Company’s next Annual Meeting of Shareholders (scheduled for May 9, 2006), which is the expiration of his current term, or complete his current term and not stand for reelection at the Company’s 2006 Annual Meeting. The Company intends to amend this Form 8-K when such information becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERAGENICS CORPORATION
(Registrant)

Dated: February 22, 2006	By: /s/ M. Christine Jacobs
M. Christine Jacobs
Chief Executive Officer

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